Listing Report:Supplement No. 38 dated Jun 08, 2011 to Prospectus dated May 17, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated May 17, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated May 17, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 502280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	1.95%
Term:	60 months

Lender yield:	10.99%	Borrower rate/APR:	11.99% / 12.21%	Monthly payment:	$289.11

Lender servicing fee:	1.00%	Effective Yield*:	10.98%
		Estimated return*:	9.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1993	Debt/Income ratio:	17%
Credit score:	760-779 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	11y 9m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,036	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	27%
		Homeownership:	Yes
Screen name:	enriched-return857	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wrapping up debt to plan for future
Purpose of loan: This loan will be used to finally pay off all of my old debt. Instead of continually paying on revolving credit and feeling like it's going nowhere. I want to see that end date so I can celebrate being DEBT FREE! This will allow my family to build a strong savings plan.

My financial situation:
I am a good candidate for this loan because I have a solid work/credit history. I've never defaulted on or been late to pay a loan and am proud of my strong history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-1999	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jun-2011)	Inquiries last 6m:	5	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	10 / 5	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	16	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	entertaining-rate2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Loan
Purpose of loan:
This loan will be used to...vacation

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $5,000
Monthly expenses: $2500
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$217.74

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1995	Debt/Income ratio:	45%
Credit score:	700-719 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 10	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,005	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	75%
		Homeownership:	No
Screen name:	baileycat	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off
Purpose of loan:
This loan will be used to...pay off credit cards, medical, and car repairs.

r expenses.My financial situation:
I am a good candidate for this loan because...i will be honest and make my monthly payments on time and use the money
for the purposes provided above.

Monthly net income: 4500
Monthly expenses: $2,623.62
Housing: $260.00 (rent)
Insurance: $136.00
Car expenses: $882.62
Utilities: $200.00
Phone, cable, internet: $145.00
Food, entertainment: $300.00
Clothing, household expenses: $200.00
Credit cards and other loans: $500
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$130.65

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jun-2011)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	0 / 0	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	superb-balance7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan: travel
This loan will be used to...travel to the Philippines so that I can pick up my baby boy. His US citizenship just got approved.

My financial situation: Chase
I am a good candidate for this loan because...I always make payments on time. I also run (and live in) a small business, a residential care facility for the elderly, so I am very easy to get a hold of.

Monthly net income: $3500
Monthly expenses: $2050
Housing: $1200
Insurance: $300
Car expenses: $100
Utilities: $75
Phone, cable, internet: $150
Food, entertainment: $100
Clothing, household expenses: $60
Credit cards and other loans: $65
Other expenses: $0
The only plastic I carry in my wallet is my debit card. The only loan I carry is an education loan, the $65/month payment I have always made on time (after 3 months of $300/month initial payments).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$261.29

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1992	Debt/Income ratio:	10%
Credit score:	680-699 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	engaging-wampum8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
improvement
Purpose of loan: home improvement
This loan will be used to...

My financial situation:good
I am a good candidate for this loan because...I pay my bills on time

Monthly net income: $2000
Monthly expenses: $100
Housing: $150
Insurance: $35
Car expenses: $0
Utilities: $110
Phone, cable, internet: $90
Food, entertainment: $50
Clothing, household expenses: $30
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510328
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$9,800	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.40%	Borrower rate/APR:	11.40% / 13.52%	Monthly payment:	$461.00

Lender servicing fee:	1.00%	Effective Yield*:	10.37%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1992	Debt/Income ratio:	27%
Credit score:	780-799 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,997	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	Yes
Screen name:	kind-order-boomerang	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate two credit cards, one that has a high interest rate. We live in a 1920 3 bedroom farm house and when our family went from 4 to 6 with the addition of twins we decided to add an addition on to our house. We got $130,000 in a home eq loan. Unexpected items came up (chimney, oil burner, etc.) and we had to secure an additional $24,000. We did so through a peer-to-peer loan, lines of credit with BoA, a Home Depot card and our credit cards. In the last three years we have paid off the lines of credit ($6,000+), one credit card ($1000+), a good portion of the other cards but then we had to add $4000 to it in Oct. '10 to replace our well pump, the Home Depot card ($1800+) and in six months the peer-to-peer loan will be paid off ($17,000+). We have good jobs in growth sectors (tech and medical) and a history of paying off our debt. We just want to get out of the burden of a 29% credit card.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1994	Debt/Income ratio:	13%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,549	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	No
Screen name:	BetterDaysAhead37	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Topper 6
Purpose of loan:
This loan will be used to...consolidate bills

My financial situation:
I am a good candidate for this loan because...I am a mother of two boys and A Very Hard Worker. I have worked since I was 14 years old and have a great work ethic. I give 120 % on anything I complete and never expect a free ride. I earn and pay my way with all my requirements. My son had some medical tests that were completed that insurance has not covered completely. I would like to apply for a loan to pay bills.

Monthly net income: $3200.00
Monthly expenses: $200.00
Housing: $400.00
Insurance: $95.00
Car expenses: $ 84.00
Utilities: $125.00
Phone, cable, internet: $75.00
Food, entertainment: $125.00
Clothing, household expenses: $75.00
Credit cards and other loans: $100.00
Other expenses: $150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$98.07

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1987	Debt/Income ratio:	25%
Credit score:	620-639 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	14y 2m
Amount delinquent:	$0	Total credit lines:	56	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,194	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	24	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	important-currency5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 90% )	620-639 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	1 ( 10% )	680-699 (Apr-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Home Loan
Purpose of loan:
This loan will be used to...

My financial situation: good
I am a good candidate for this loan because...

Monthly net income: $ 60,000
Monthly expenses: $ 2000.00
Housing: $400
Insurance: $100
Car expenses: $400
Utilities: $300
Phone, cable, internet: $ 150
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510358
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$108.87

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1997	Debt/Income ratio:	17%
Credit score:	660-679 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 7	Length of status:	20y 9m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,509	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	professional-basis321	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GEE 0000
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$217.74

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1986	Debt/Income ratio:	18%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	5y 8m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,224	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	15	Bankcard utilization:	48%
		Homeownership:	No
Screen name:	elegant-integrity8	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan1
Purpose of loan:
This loan will be used to...consolidate debt

My financial situation:
I am a good candidate for this loan because...i am serious about cleaning up my credit and saving money. I have spent the last 11 years raising my 4 childredn on ymy own and now that they are all graduating from college and making their own lives I want to be in a good financial position for all that lies ahead.

Monthly net income: $4100
Monthly expenses: $
Housing: $1095
Insurance: $385
Car expenses: $420
Utilities: $150
Phone, cable, internet: $200
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $182
Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,700.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,290	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$191.85

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-2003	Debt/Income ratio:	26%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,055	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	fund-triumph530	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to... Consolidate Credit Cards a

My financial situation:
I have two jobs make $2750 gross a month. My second job is a back up in case of losing my main job, especially in an economy like this. Even though I don't have rent or a mortgage now, my rental history is perfect, as is my car loan history, I have already paid off two car loans without a late payment.

Monthly net income: $2000
Monthly expenses total: $950

Housing: $0
Insurance: $32
Car expenses: $145
Utilities: $0
Phone, cable, internet: $80
Food, entertainment: $500
Clothing, household expenses: $50
Credit cards and other loans: $160
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$236.48

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1994	Debt/Income ratio:	58%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,617	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	Horsegirl75	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	640-659 (Dec-2009) 640-659 (Mar-2008)
Principal balance:	$1,575.63	31+ days late:	0 ( 0% )
Total payments billed:	50
Description
Horse help
Purpose of loan: The purpose of the loan is to get me and my farm back on our feet after a long hard winter
This loan will be used to pay off hay bill and make improvements so we can continue in our sucess.

I am finally to a point that my farm is a serious contender for the premier barn in the area. I just need a little help getting back on my feet after a long and strenuous winter. Currently I have some really good horses for sale the horse market is not moving them quickly and I refuse to let them go for less than they are worth.

I am a good candidate for this loan because I always repay my debts. I have had a loan with prosper before that was actually paid off early and I plan to do the same with this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jun-1993	Debt/Income ratio:	28%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 13	Length of status:	21y 1m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,315	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	competent-bazaar0	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DTL
Purpose of loan: personel
This loan will be used to... new roof on house

My financial situation: good
I am a good candidate for this loan because...

Monthly net income: $4,500
Monthly expenses:
Housing: $1057
Insurance: $
Car expenses: $
Utilities: $400
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1981	Debt/Income ratio:	12%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 8	Length of status:	6y 1m
Amount delinquent:	$8,530	Total credit lines:	52	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$12,226	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	25	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	purposeful-economy6	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
spunky
Purpose of loan:
This loan will be used to...debt consolidation

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 5360
Monthly expenses: $ 4191
Housing: $ 1076
Insurance: $ 150
Car expenses: $ 240
Utilities: $ 175
Phone, cable, internet: $ 250
Food, entertainment: $ 600
Clothing, household expenses: $ 200
Credit cards and other loans: $ 1300
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	10.00%
Term:	60 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 29.37%	Monthly payment:	$305.29

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	15.34%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1985	Debt/Income ratio:	30%
Credit score:	620-639 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	9 / 10	Length of status:	12y 3m
Amount delinquent:	$534	Total credit lines:	31	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,918	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	keltywho	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	36 ( 100% )	620-639 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	620-639 (May-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Debt consolodation
Purpose of loan:
This loan will be used to...pay off high rate credit cards

My financial situation:
I am a good candidate for this loan because...Even though my credit score is not good at the time, I have borrowed from Prosper and just paid off my loan. Credit score low now because of high interest credit cards killing me.

Monthly net income: $2200.00
Monthly expenses:
Housing: $383.00
Insurance: $80.00
Car expenses: $100.00
Utilities: $120.00
Phone, cable, internet: $100.00
Food, entertainment: $300.00
Clothing, household expenses: $
Credit cards and other loans: $500.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$204.10

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2000	Debt/Income ratio:	14%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 8	Length of status:	5y 6m
Amount delinquent:	$53	Total credit lines:	13	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,199	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	deal-bassoon2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Child Custody Loan
Purpose of loan: Child Custody Case
This loan will be used to...
Retain my lawyer and pay for previous legal fees in a case to obtain custody of my child.
My financial situation: fair
I am a good candidate for this loan because...

Monthly net income: $ 3600
Monthly expenses: $ 400
Housing: $ 635
Insurance: $ 53
Car expenses: $ 0
Utilities: $ 200
Phone, cable, internet: $ 220
Food, entertainment: $ 300
Clothing, household expenses: $ 10
Credit cards and other loans: $ 54
Other expenses: $ 500 (child support)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$85.99

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1995	Debt/Income ratio:	38%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,399	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	Bobby8888	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	48 ( 100% )	640-659 (Latest)
Principal borrowed:	$6,050.00	< 31 days late:	0 ( 0% )	680-699 (Apr-2010) 700-719 (Aug-2009) 620-639 (Jul-2006)
Principal balance:	$2,535.76	31+ days late:	0 ( 0% )
Total payments billed:	48
Description
Please help!!!
Purpose:
Will be used to...
get my car fixed.. Any help would be greatly appreciate. Thank you.

My financial situation:
I have had no lates, collections, or other negative marks on my credit. I have no outstanding collections and everything on my credit report is current.

Monthly net income: $6000
Monthly expenses: $3200
Housing: $1500
Insurance: $200
Car expenses: $150
Utilities: $100
Phone, cable, internet: $0 - I work for a telecom company
Food, entertainment: $500
Household expenses: $300
Credit cards and other: $650
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	0y 5m
Amount delinquent:	$1,047	Total credit lines:	16	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,531	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	14	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	kind-bid-antioxidant	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to... Re-Finance my vehicle and my BofA card.. I will be able to put both of these debts into one monthly payment.

My financial situation:
I am a good candidate for this loan because... I work as a banker at Wells Fargo. And the additional funding will help my cash flow with the high rate card I have with BofA. I recently received my series 7 and 65 and will see additional income from selling investment products after having multiple months with no income.

Monthly net income: $ 3900
Monthly expenses: $ 300
Housing: $ 500
Insurance: $ 100
Car expenses: $ 300
Utilities: $ 0
Phone, cable, internet: $ 0
Food, entertainment: $ 200
Clothing, household expenses: $ 100
Credit cards and other loans: $ 200
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	1.00%
Term:	36 months

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 8.33%	Monthly payment:	$626.64

Lender servicing fee:	1.00%	Effective Yield*:	6.99%
		Estimated return*:	5.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-1980	Debt/Income ratio:	3%
Credit score:	860-879 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	7y 10m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	SweetHomeChicago	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 100% )	860-879 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	800-819 (Aug-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
Expanding Business
Purpose of loan:
Hello again Propser Community. This is my 2nd loan applied for on Prosper. The first one, Loan #38846, was paid off in 18 months. This loan will be used to grow my company that makes home loans to people that are having trouble getting a mortgage. I pay existing investors 10% and Prosper offers a cheaper form of capital for me. The company name is The Westmoore Group (www.westmooregroup.com).

My financial situation:
I am a great candidate for this loan because I currently have significant savings that are more than enough to cover the principal amount of this loan. In addition to my company, I also have stable employment and income from my primary job as a financial executive in New York City. My credit rating, DTI, and bank utilization reflect that of a top borrower. In addition, I have never had any delinquencies. My credit card balance is paid off every month and I would never do anything to tarnish my pristine credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$263.64

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1991	Debt/Income ratio:	11%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,172	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	new-poetic-transaction	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan: Debt consolidation
This loan will be used to...Get rid of my high interest credit cards.

My financial situation:
I have a good job ,I cant see paying 20% interest rate (even with good credit). As a prosper lender I decided to start here and keep my money local.After this loan is paid off the second loan will be used to invest in Prosper.

Monthly net income: $4600
Monthly expenses: $600
Housing: $1500
Insurance: $150
Car expenses: $300
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $400
Clothing, household expenses: $200
Credit cards and other loans: $100
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 504171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$175.76

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1993	Debt/Income ratio:	16%
Credit score:	760-779 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 15	Length of status:	13y 8m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Executive
Public records last 12m / 10y:	0/ 4	Revolving credit balance:	$6,061	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	kinetic-justice9	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Deck and Patio Home Improvement
Purpose of loan:
This loan will be used to install a 10x16 pressure treated deck and a 600 sqft stamped concrete patio.

My financial situation:
I am a good candidate for this loan because of my income to debt ratios.

Monthly net income: 7,700
Monthly expenses: $
Housing: 2,882
Insurance: 80
Car expenses: 1063
Utilities: 200
Phone, cable, internet: 400
Food, entertainment: 700
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-2001	Debt/Income ratio:	35%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	0y 9m
Amount delinquent:	$121	Total credit lines:	6	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$811	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	No
Screen name:	penny-bopbop-a-loobop7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Me Achieve My Dream
Purpose of loan:
This loan will be used to allow me to move to China and teach English. It will pay for my visa, purchase my ticket and help me live the first month in China comfortably while I wait for my first paycheck from the program I am working for.

My financial situation:
I am a good candidate for this loan because I already have the job in China and know that my steady income will allow me to pay this loan back.

While I know that my credit reflects poor judgment I acknowledge that I did make some mistakes and have learned from them. I budget consistently and have stopped living beyond my means.

Once I move to China my income situation will be as follows:

Monthly net: $1500
Housing: Free
Insurance: $10
Car expenses: $365
Utilities: Free
Phone, cable, internet: Free
Food, Entertainment: $200
Clothing, household expenses: $25
Credit cards and other loans: $255
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 509669
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jun-2003	Debt/Income ratio:	39%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,814	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	tiramisu890	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short-term Operating Capital Loan
ReadyMicro Inc (www.readymicro.com) is a document digitization service. Our revenue is mostly from scanning microfilm into digital images. We've been in businesses two years and will gross $800k this fiscal year.

We recently invested a most of our YTD earnings into upgrading our IT infrastructure so that we could handle large contracts. This has paid off as we have scored a large contract (six month, $500k project) but the upgrades cost more than we anticipated .

The new project won't begin until 1 July. We originally anticipated the contract starting on June 1 and put our other projects on hold to maximize our bandwidth for this project, but then due to factors on the customer's end the date was pushed back one month.

These funds will be used as a stop-gap to make sure our cash flow stays positive and will be repaid within 90 days.

My salary is low ($25k). However, my personal income is supplemented by dividends from the business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 509733
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	May-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	11 / 11	Length of status:	2y 9m
Amount delinquent:	$280	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,260	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	vibraphone842	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal loan
Purpose of loan: extending my business
This loan will be used to... purchase

My financial situation: good
I am a good candidate for this loan because...
I want to invest with this loan to goal of making more money

Monthly net income: $ 3250.00
Monthly expenses: $ 100.00
Housing: $ 775.00
Insurance: $169.00
Car expenses: $100.00
Utilities: $0.00
Phone, cable, internet: $68.00
Food, entertainment: $410.00
Clothing, household expenses: $ 500.00 every year
Credit cards and other loans: $709.00
Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$322.47

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-1992	Debt/Income ratio:	47%
Credit score:	620-639 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	7	Current / open credit lines:	8 / 8	Length of status:	12y 5m
Amount delinquent:	$17,430	Total credit lines:	41	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$461	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	25	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	Elywn	Borrower's state:	Arizona	Borrower's group:	IM ONE OF THE BIGGEST LENDERS-I HAVE PROOF LOOK AT MY STATS
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	620-639 (Latest)
Principal borrowed:	$12,000.00	< 31 days late:	0 ( 0% )	720-739 (Nov-2009) 720-739 (May-2008)
Principal balance:	$458.52	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Vehicle for Dog Training Business
Purpose of loan:
This loan will be used to...purchase larger vehicle for Dog Training Business

My financial situation: fair and getting better
I am a good candidate for this loan because... I am a second loan prosper participants with no late payments. I also will pay off this loan when I sell my 2006 trailblazer. A larger vehicle will help me with my new part time dog training business, which is starting to take off. I also have a full time job.

Monthly net income: $ 5900.00 (900.00 is rental income)
Monthly expenses: $4,518.00
Housing: $958.00
Insurance: $ 200.00
Car expenses: $ 600.00 (gas)
Utilities: $ 125.00
Phone, cable, internet: $160.00
Food, entertainment: $300.00
Clothing, household expenses: $ 200.00
Credit cards and other loans: $ 700.00
Other expenses: $ 1275 rental mortgage
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,100.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,270	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$239.29

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1996	Debt/Income ratio:	35%
Credit score:	680-699 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,174	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	No
Screen name:	willvallgirl	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	38 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,900.00	< 31 days late:	0 ( 0% )	660-679 (Jun-2010) 680-699 (May-2010) 640-659 (Nov-2009) 640-659 (Feb-2008)
Principal balance:	$1,854.84	31+ days late:	0 ( 0% )
Total payments billed:	38
Description
Pay off a few things/dental work
Purpose of loan:
This loan will be used to...pay off a few debts and bring my monthly outgoing payments down substantially.

My financial situation:
I am a good candidate for this loan because...I have a great steady job and I have had loans with Prosper that I have never ever missed or been late on payments.

Monthly net income: $ 2666
Monthly expenses: $ 1500
Housing: $ 225
Insurance: $ 92
Car expenses: $ 225
Utilities: 96
Phone, cable, internet: $ 140
Food, entertainment: $ 140
Clothing, household expenses: $ 100
Credit cards and other loans: $ 385 ( $309 of this every month will go be paid off with this loan.)
Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$322.47

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-619 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	27 / 26	Length of status:	9y 5m
Amount delinquent:	$0	Total credit lines:	66	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$36,808	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	sd419	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 100% )	600-619 (Latest)
Principal borrowed:	$19,000.00	< 31 days late:	0 ( 0% )	660-679 (Feb-2010) 680-699 (Jun-2008)
Principal balance:	$2,801.83	31+ days late:	0 ( 0% )
Total payments billed:	49
Description
Enclosing Back Porch
Purpose of loan: Enclose back Porch
This loan will be used to... Finish enclosing my screen porch to an all seasons room.

My financial situation: Good income but alot of credit due to my business
I am a good candidate for this loan because... I have had a prosper loan before and never missed a payment or was late.

Monthly net income: $17000
Monthly expenses: $12000
Housing: $3614
Insurance: $300
Car expenses: $1800
Utilities: $600
Phone, cable, internet: $400
Food, entertainment: $1000
Clothing, household expenses: $1000
Credit cards and other loans: $2000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$11,000	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.40%	Borrower rate/APR:	11.40% / 13.52%	Monthly payment:	$362.21

Lender servicing fee:	1.00%	Effective Yield*:	10.37%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1982	Debt/Income ratio:	33%
Credit score:	760-779 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,988	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	No
Screen name:	point-hornet0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to... pay off my car and all of my credit card debt.

My financial situation:
I am a good candidate for this loan because... of all the loans and payments that I have had I've never been late, let alone miss one. Right now between my car payment, gas, insurance, and credit card payments I'm paying around $1,000 to $1,200 a month. With this loan I'll be able to consolidate my debt and I will no longer have a car payment since I plan on selling it once I receive a loan, so I will be able to easily pay the $362.21/month payment for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510283
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	1.95%
Term:	60 months

Lender yield:	10.99%	Borrower rate/APR:	11.99% / 12.21%	Monthly payment:	$555.98

Lender servicing fee:	1.00%	Effective Yield*:	10.98%
		Estimated return*:	9.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-2001	Debt/Income ratio:	18%
Credit score:	820-839 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,430	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	Yes
Screen name:	versatile-durability1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation Loan
Purpose of loan:
This loan will be used to pay off credit card debt.

My financial situation:
I am a good candidate for this loan because I am not late on any of my credit card payments but I would like to consolidate them into one payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-2006	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,194	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	wise-dedication-accomplishment	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need money to pay rent
Purpose of loan:
This loan will be used to pay my rent for the next two months.

My financial situation:
I am a good candidate for this loan because I am a medical student. However, I had to spend money to fix my car. Because of this, I don't have enough money to pay rent for the next two months.

Monthly net income: 5500 $
Monthly expenses: $
Housing: 885 $
Insurance: 0 $
Car expenses: 140$
Utilities: 30$
Phone, cable, internet: 0 $
Food, entertainment: 100 $
Clothing, household expenses: 0 $
Credit cards and other loans: 0$
Other expenses: 0$
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$214.98

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1999	Debt/Income ratio:	83%
Credit score:	620-639 (Jun-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	5 / 6	Length of status:	0y 4m
Amount delinquent:	$1,308	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$985	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Bankcard utilization:	39%
		Homeownership:	No
Screen name:	SarahFit	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	79 ( 100% )	620-639 (Latest)
Principal borrowed:	$35,000.00	< 31 days late:	0 ( 0% )	660-679 (Nov-2010) 700-719 (Jan-2010) 720-739 (Nov-2007) 680-699 (Jan-2007)
Principal balance:	$6,588.42	31+ days late:	0 ( 0% )
Total payments billed:	79
Description
Camera Equipment for Start-up
Purpose of loan:
This loan will be used to buy equipment for a start-up business. I am currently working at an up-and-coming radio station that I also incorporate my services (photography). I am looking to buy better lenses, flashes, and accessories so that I can start charging for my services. Right now, I am using very basic equipment and I cannot get the quality I need to satisfy customers until I upgrade.

My financial situation:
I am a good candidate for this loan because I make sure the lenders that invest in me get their money back. I already have a long list of people that would use my services.

Monthly net income: $1400
Monthly expenses: $25
Housing: $550
Insurance: $0
Car expenses: $0
Utilities: $100
Phone, cable, internet: $50
Food, entertainment: $25
Clothing, household expenses: $20
Credit cards and other loans: $300
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$322.47

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1995	Debt/Income ratio:	236%
Credit score:	660-679 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	17 / 9	Length of status:	11y 4m
Amount delinquent:	$3,394	Total credit lines:	55	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,849	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	purposeful-hope	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	640-659 (Feb-2010)
Principal balance:	$1,086.91	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
On the Way out of Debt Forever
Purpose of loan: to consolidate short term high interest debt
This loan will be used to...payoff 4 loans totalling $7,300 with a monthly payment of $693

My financial situation: improving every day and plan to be out of credit card debt in 3 years, we have been working with consumer credit counseling since last Nov. I have been with my employer for 11 years.
I am a good candidate for this loan because...We want to responsibly get the debts that we incurred paid off FOREVER!

We were very fortunate and did not experience the effects of the devastating tornado on May 22nd. However it affected many that we know and love. Please pray for Joplin.

Income figure is combined with spouse
Monthly net income: $7100
Monthly expenses: $6,384
Housing: $2554
Insurance: $50
Car expenses: $300
Utilities: $490
Phone, cable, internet: $ 250
Food, entertainment: $800
Clothing, household expenses: $100
Credit cards and other loans: $1200
Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1995	Debt/Income ratio:	12%
Credit score:	680-699 (Jun-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 3	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	purposeful-market4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I must move to my new job
Purpose of loan:
This loan will be used to...Relocate to San Francisco bay area for my new job

My financial situation:
I am a good candidate for this loan because..I have a contract to work as a teacher in Pittsburg Unified School District near San Francisco. I currently live in Southern California and I have 14 years experience as a Teacher but with the current economy in California the only job I could get was up north.

Monthly net income: $ 5875
Monthly expenses: $500
Housing: $1800
Insurance: $109
Car expenses: $540
Utilities: $150
Phone, cable, internet: $165
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $30
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510325
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	1.95%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 9.33%	Monthly payment:	$794.88

Lender servicing fee:	1.00%	Effective Yield*:	7.99%
		Estimated return*:	6.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-1996	Debt/Income ratio:	19%
Credit score:	800-819 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,463	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	exuberant-responsibility9	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purple Zebra
Purpose of loan:
This loan will be used to consolidate high interest debt.

My financial situation:
I am a good candidate for this loan because....we have very strong income. We did a home addition 3 years ago and used 0% credit cards to fund part of it. Those low interest rates have now expired and we'd like to consolidate into one installment.

Income/AGI per tax return is 200-230K/year last 3 years. We have 240K in 401K/IRA savings.

We make our last car payment (approx. $350/mo) on one car this month and 2nd car is paid for through my business (although I am personal guarantor so it shows on my credit report)

I am 20% partner in my business. We've been in biz for 22 years. Had record years last two years. On track to tie last year or beat it slightly through May.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-2005	Debt/Income ratio:	58%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,880	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	professional-rate2	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Purchase
Purpose of loan:
This loan will be used to...purchase a business

My financial situation:
I am a good candidate for this loan because...I have regular income and income from business.

Monthly net income: $2700
Monthly expenses: $
Housing: $0
Insurance:
Car expenses: $
Utilities: $500
Phone, cable, internet: $150.00
Food, entertainment: $250
Clothing, household expenses: $
Credit cards and other loans: $300
Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (May-2011)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,903	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	loot-surfer3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
OWNER
Purpose of loan: is to help fix and increase my work space
This loan will be used to... expand my buisness garage.

My financial situation: Healthey and growing. I own my own car lot
I am a good candidate for this loan because... Im extremely comfortable with making these small payments. Over 27 years and never been in collections for anything. allways repaid my debts.

Monthly net income: $ 3400
Monthly expenses:
Housing: $279
Insurance: $ in with mortgage
Car expenses: $0
Utilities: $130
Phone, cable, internet: $90
Food, entertainment: $375
Clothing, household expenses: $78
Credit cards and other loans: $190
Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$16,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$11,550	Estimated loss*:	3.80%
Term:	60 months

Lender yield:	13.90%	Borrower rate/APR:	14.90% / 16.29%	Monthly payment:	$391.67

Lender servicing fee:	1.00%	Effective Yield*:	13.85%
		Estimated return*:	10.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1984	Debt/Income ratio:	18%
Credit score:	780-799 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	11y 0m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,635	Stated income:	$100,000+
Delinquencies in last 7y:	9	Bankcard utilization:	41%
		Homeownership:	Yes
Screen name:	best-useful-agreement	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to...help fund a $39,000 in ground pool and patio project in our backyard for our family. I have $23,000 of my own money saved (and committed) and need to borrow the balance of $16,000 to completely finance the project. This project will add to the value of my home and increase my equity position.

My financial situation:
I am a good candidate for this loan because...I have always paid back my debts and have great credit. It is difficult for me to borrow a home equity loan from a bank because I have $30,000 of equity in a $300,000 home - I am already at the 90% loan to value ratio allowed in the state of Texas. So, the Prosper Program is perfect for someone like me who pays their debts and deserves a loan but doesn't fit into programs that a regular bank has to offer.

Income: $135,000/year (individual), $195,000/year (combined with spouse)
House (P+I+Taxes): $1852/month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1996	Debt/Income ratio:	17%
Credit score:	660-679 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	6y 10m
Amount delinquent:	$137	Total credit lines:	5	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	investment-observatory3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan For a good Purpose
Purpose of loan:
This loan will be used to fix some thing in my home....

My financial situation:
I am a good candidate for this loan because I have good credit and will pay on time...

Monthly net income: $3500
Monthly expenses: $0
Housing: $600
Insurance: $50
Car expenses: $0
Utilities: $80
Phone, cable, internet: $120
Food, entertainment: $300
Clothing, household expenses: $150
Credit cards and other loans: $0
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$351.52

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1995	Debt/Income ratio:	7%
Credit score:	760-779 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	6y 5m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$101	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	blooming-peso4	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Good Credit Loan
My financial situation:
I am a good candidate for this loan because I make good money I just need some liquid funds right now.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$322.47

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jan-1996	Debt/Income ratio:	34%
Credit score:	700-719 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	21 / 12	Length of status:	2y 10m
Amount delinquent:	$2,476	Total credit lines:	58	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,769	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	sparkling-credit3	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	680-699 (Feb-2010)
Principal balance:	$727.59	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
On the Way Up
Purpose of loan:
This loan will be used to...consolidate short term debt

My financial situation: is gradually improving
I am a good candidate for this loan because... we greatly want to improve our financial situation and eventually be out of this evil credit card and short term debt.

Monthly net income: $7060
Monthly expenses: $
Housing: $2554
Insurance: $55
Car expenses: $300
Utilities: $490
Phone, cable, internet: $250
Food, entertainment: $800
Clothing, household expenses: $100
Credit cards and other loans: $1,200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	6.10%
Term:	60 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 24.25%	Monthly payment:	$414.20

Lender servicing fee:	1.00%	Effective Yield*:	20.50%
		Estimated return*:	14.40%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-2000	Debt/Income ratio:	16%
Credit score:	740-759 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 5	Length of status:	8y 11m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	bold-transaction-stronghold	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	6 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,500.00	< 31 days late:	0 ( 0% )	700-719 (Jan-2011) 680-699 (Oct-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Home Improvement and Credit
Purpose of loan: Reduce my APR from two credit cards and also some home improvement on my new house. My wife and I just bought a gorgeous house that needs a little work done. (Roof and hardwood floors) This will definitely be a win-win for both of us.

This loan will be used to... All of my Prosper loans have always been paid on time! I always pay my bills on time and I have had no problem doing it. I have worked for the same employer for over 8 years and have made over 100k each year for the last 6 years. If you take a chance on me, you will not regret it.

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $8500
Monthly expenses: $5500
Housing: $2700
Insurance: $250
Car expenses: $800
Utilities: $200
Phone, cable, internet: $150
Food, entertainment: $400
Credit cards and other loans: $390
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1984	Debt/Income ratio:	37%
Credit score:	680-699 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 16	Length of status:	13y 5m
Amount delinquent:	$0	Total credit lines:	64	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,312	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	PanthersNut	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unsecured Short-Term Loan
Purpose of loan:
This loan will be used to consolidate debt into one payment. I refinanced my home at 5.5% BUT forgot to budget for monthly expenses for June.

My financial situation:
I am a good candidate for this loan because I have never missed a payment on any one of the 3 credit reports in 25+ years; I have qualified for 3 mortgages within the past 12 years; my credit score qualified me for a 5.5% refinance with my credit union; and my car is paid for. My mortgage is co-signed with my Mom - $1475 divided by 2 though I understand I am responsible for the entire mortgage should something happen.

Monthly net income: $4200
Monthly expenses: $110.00
Housing: $750
Insurance: $50
Car expenses: $90
Utilities: $90
Phone, cable, internet: $100
Food, entertainment: $150.00
Clothing, household expenses: $100.00
Credit cards and other loans: $650.00
Other expenses: $350 - co-signed loan for Mom so she could receive 0% financing with Ford Motor Credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-2001	Debt/Income ratio:	36%
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 9	Length of status:	6y 11m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,121	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	Yes
Screen name:	social-enthusiast	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Creditors!
Purpose of loan: To pay off Debt and get married next year

This loan will be used to... Pay off the rest of my credit cards and start a clean slate!

My financial situation: I currently have 3 credit cards I would like to pay off that total 3000, a collection on my credit score that needs payed off and I just had a baby and have a few expenses from being off of work and taking care of him.

I am a good candidate for this loan because... I am a good, reliable person, looking to live free of debt with just a little bit of help.

Monthly net income: $2500
Monthly expenses: $
Housing: $603.00
Insurance: $84.00
Car expenses: $420.00
Utilities: $300.00
Phone, cable, internet: $100.00
Food, entertainment: $200.00
Clothing, household expenses: $200.00
Credit cards and other loans: $400.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	1.95%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 9.33%	Monthly payment:	$158.98

Lender servicing fee:	1.00%	Effective Yield*:	7.99%
		Estimated return*:	6.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-1979	Debt/Income ratio:	13%
Credit score:	820-839 (Jun-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$572	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	cbs2000	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fix My Leaking Ceiling!
Purpose of loan:
This loan will be used to repair my home. I live in the top floor of a 29 story building. The roof has leaked, causing water to damage my ceiling in a number of places. The association is responsible for only part of the repair. I will use this loan to complete the repairs to permanently prevent future leaks and to make my ceiling look like new again.

My financial situation:
I am a good candidate for this loan because I am responsible. I have very little expenditures and a modest income which compliment an excellent credit rating.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$527.28

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1977	Debt/Income ratio:	18%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 16	Length of status:	10y 9m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$52,419	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	maximizer946	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
*Please Help Me Be Debt-Free!*
Purpose of loan:
This loan will be used to consolidate debt. I have stopped using my credit cards and would like to pay off as much as I possible can with a loan. Thank you in advance for your help :-)

My financial situation:
I am a good candidate for this loan because I am very responsible and will make sure that all monthly payments are made on time.

Monthly net income: $ 5200
Monthly expenses: $ see below
Housing: $1295
Insurance: $20
Car expenses: $50
Utilities: $100
Phone, cable, internet: $150
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $1000
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-2000	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jun-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,885	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Homeownership:	No
Screen name:	sympathetic-treasure3	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Got a new job!
Purpose of loan:
This loan will be used to fund me for 1.5 months while I wait for the new job paychecks to kick in.

My financial situation:
I am a good candidate for this loan because I am fiscally responsible when I have a job and will be able to pay this one back on time.

Monthly net income: $ 5500
Monthly expenses: $
Housing: $ 630
Insurance: $ 130
Car expenses: $ 580
Utilities: $ 150
Phone, cable, internet: $ 135
Food, entertainment: $ 350
Clothing, household expenses: $ 100
Credit cards and other loans: $ 650
Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510623
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$175.76

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1996	Debt/Income ratio:	7%
Credit score:	680-699 (Jun-2011)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	5y 9m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,352	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	No
Screen name:	loot-bonaza	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cover medical procedure
Purpose of loan: To cover an upcoming medical procedure
This loan will be used to...pay the bill the insurance company does not cover

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 510641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$164.93

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-2003	Debt/Income ratio:	40%
Credit score:	700-719 (Jun-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	9y 3m
Amount delinquent:	$0	Total credit lines:	7	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,623
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	wampum-neutron2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	700-719 (Feb-2010)
Principal balance:	$1,024.98	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Dental Health
Purpose of loan:
This loan will be used to...cover complete dental work

My financial situation:
I am a good candidate for this loan because...I have low financial obligations and steady income.

Monthly net income: $1025.00
Monthly expenses:
Housing: $ - own -
Insurance: $78.00
Car expenses: $-0-
Utilities: $106
Phone, cable, internet: $169
Food, entertainment: $150
Clothing, household expenses: $50
Credit cards and other loans: $90
Other expenses: $30
Information in the Description is not verified.